UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2009

MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices)
Registrant’s telephone number, including area code: (562) 435-3666
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 10, 2009, the Board of Directors of Molina Healthcare, Inc. (the “Company”) adopted certain amendments to the Bylaws of the Company (the “Amendments”). The Amendments became effective immediately on their adoption. The Amendments:
•	Amend Sections 2.2(a) and 2.3, and add a new Section 2.12, to provide that annual meetings may be conducted electronically, and to specify rules of participation by stockholders and proxy holders not physically present at such meetings.

•	Amend Section 2.2(b) to require that, with respect to a stockholder giving notice of a matter to be brought before a meeting, such stockholder and the beneficial owner, if any, on whose behalf such stockholder’s notice is made, must identify: (A) the class and number of shares of the Company that are owned beneficially and of record by the stockholder and such other beneficial owner; (B) any option, warrant, convertible security, or other derivate right directly or indirectly owned beneficially by such stockholder and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Company; (C) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder has a right to vote any shares of any security of the Company; (D) any short interest in any security of the Company; (E) any rights to dividends on the shares of the Company owned beneficially by such stockholder that are separated or separable from the underlying shares of the Company; (F) any proportionate interest in shares of the Company; and (G) any performance-related fees to which such stockholder is entitled based on any increase or decrease in the value of shares of the Company.

•	Amend Sections 3.7, 3.8, and 4.3 to clarify that notices and written consents may be transmitted electronically.

•	Amend Section 5.1 to clarify the titles of the executive officers of the Company, with conforming amendments to Section 5.4.

•	Amend Sections 6.2 and 6.4 to clarify and resolve any ambiguity regarding the Company’s issuance of uncertificated shares, and to clarify the rights of transfer with respect to certificated and uncertificated shares.
The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits:

Exhibit
No.	Description

3.2	Amended and Restated Bylaws of Molina Healthcare, Inc., as amended on February 10, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.
Date: February 17, 2009	By: /s/ Jeff D. Barlow
Jeff D. Barlow
Vice President — Assistant General Counsel, and Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit
No.	Description

3.2	Amended and Restated Bylaws of Molina Healthcare, Inc., as amended on February 10, 2009.